UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2008

Structured Products Corp.

on behalf of

TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5

(Exact name of registrant as specified in its charter)

Delaware	001-32123	13-3692801
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

388 Greenwich Street New York, New York	10013	(212) 816-7496
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

This current report on Form 8-K relates to a distribution made to holders of the Certificates issued by the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5.

The issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, is subject to the information reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Periodic reports and other information required to be filed pursuant to the Exchange Act, by the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, may be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549. The Commission also maintains a site on the World Wide Web at "http://www.sec.gov" at which users can view and download copies of reports, proxy and information statements and other information filed electronically through the Electronic Data Gathering, Analysis and Retrieval system. Neither Structured Products Corp. nor the trustee has participated in the preparation of such reporting documents, or made any due diligence investigation with respect to the information provided therein. Neither Structured Products Corp. nor the trustee has verified the accuracy or completeness of such documents or reports. There can be no assurance that events affecting the issuer of the underlying securities, or guarantor thereof, or successor thereto, as applicable, or the underlying securities have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

Underlying Securities Issuer(s) or Guarantor, or successor thereto	Exchange Act File Number
Motorola, Inc.	001-07221

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

1.	Trustee’s Report with respect to the April 1, 2008 Distribution Date for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:/s / John W. Dickey
________________________________

Name:	John W. Dickey
Title:	Authorized Signatory

April 1, 2008

EXHIBIT INDEX

Exhibit                                                                                                                                                                          Page

   1    Trustee’s Report with respect to the April 1, 2008 Distribution Date for the TIERS Corporate Bond-Backed       5
         Certificates Trust MOT 1998-5

Exhibit 1

To the Holders of:
TIERS Corporate Bond-Backed Certificates, Series MOT 1998-5
ZTF Class	*CUSIP: 871928BJ5
Amortizing Class	*CUSIP: 871928BK2

U.S. Bank Trust National Association, as Trustee for the TIERS Corporate Bond-Backed Certificates Trust MOT 1998-5 hereby gives notice with respect to the Distribution Date of April 1, 2008 (the “Distribution Date”) as follows:

  1.      The amount of the distribution payable to the Certificateholders on the Distribution Date allocable to principal and premium, if any, and interest, expressed as a dollar amount per $1,000 original principal amount of Certificates, is as set forth below:

Class	Principal	Interest	Total Distribution
ZTF Class	$0.000000	$0.000000	$0.000000
Amortizing Class	$23.004302	$22.024164	$45.028466

  2.       The amount of aggregate interest due and not paid as of the Distribution Date is $0.000000.

  3.       No fees have been paid to the Trustee or any other party from the proceeds of the Term Assets.

  4.       $74,616,000 aggregate principal amount of Motorola, Inc. 5.22% Debentures due October 1, 2097 (the “Term Assets”) are
            held for the above trust.

  5.       At the close of business on the Distribution Date, $74,616,000 principal amount of ZTF Class Certificates and
            $28,314,144.51 principal amount of Amortizing Class Certificates were outstanding.

  6.       The current rating of the Term Assets is not provided in this report. Ratings can be obtained from Standard & Poor’s Ratings
  Services, a division of The McGraw-Hill Companies, Inc., by calling 212-438-2400 and from Moody’s Investors Service, Inc.
  by calling 212-553-0377.

U.S. Bank Trust National Association, as Trustee

*The Trustee shall not be held responsible for the selection or use of the CUSIP number nor is any representation made as to its correctness. It is included for the convenience of the Holders.